UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 23, 2005

                            LEV PHARMACEUTICALS, INC.
                            -------------------------
               (Exact name of registrant as specified in charter)

           Delaware                       000-32947              88-0211496
           --------                       ---------              ----------
   (State or other jurisdiction          (Commission           (IRS Employer
         of incorporation)               File Number)        Identification No.)

           122 East 42nd Street, Suite 2606, New York, New York 10022
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 682-3096

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 1.01 Entry into a Material Definitive Agreement.

            On May 27, 2005, Form 8-K was filed to reflect an adjustment in exercise price for options to purchase 1,427,500 shares of common stock for each of Joshua Schein and Judson Cooper. The number of stock options was incorrectly stated and the correct number is 1,427,450 for each of such persons.

Item 9.01 Financial Statements and Exhibits

      (c) Exhibits.

      10.1  Stock Option Agreement of Joshua D. Schein.

      10.2  Stock Option Agreement of Judson Cooper.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LEV PHARMACEUTICALS, INC.

Date:  June 7, 2005                    /s/ Joshua D. Schein
                                       ----------------------------------------
                                       Joshua D. Schein, Ph.D.
                                       Chief Executive Officer